SUPPLEMENT DATED OCTOBER 29, 2007

TO PROSPECTUSES DATED MAY 1, 2007

for

VUL GuardSM 1

Survivorship VUL GuardSM 1

Variable Universal Life II (“VUL II”) 1

Survivorship Variable Universal Life II (“SVUL II”) 2

Variable Universal Life (“VUL”) 2, 3

1	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.
2	Issued by MassMutual in California and New York, and by C.M. Life Insurance Company (“C.M. Life”) in all other jurisdictions where available.
3	This product is no longer available for sale.

The Sub-adviser listed for the Templeton Foreign Securities Fund (Class 2) in the Underlying Funds table is hereby removed. Refer to the Templeton Foreign Securities Fund prospectus supplement dated October 18, 2007 for more information on management of this fund.

There are no other changes being made at this time.

October 29, 2007	Li4200_07_1